AMENDMENT NO. 1 TO AMENDED
                             DISTRIBUTION AGREEMENT

            AMENDMENT NO. 1 TO AMENDED DISTRIBUTION AGREEMENT (the "Amendment") dated as of December 7, 1998, by and among STRATEC MEDIZINTECHNIK GmbH, a German corporation having its principal place of business at Durlacherstrasse 35, D-75172 Pforzheim, Germany ("Stratec"); NORLAND MEDICAL SYSTEMS, INC., a Delaware corporation having its principal place of business at 106 Corporate Park Drive, Suite 106, White Plains, New York 10604, U.S.A. (the "Distributor"); and NORLAND CORPORATION, a Wisconsin corporation having its principal place of business at W6340 Hackbarth Road, Fort Atkinson, Wisconsin 53538-8999, U.S.A. ("Norland Corp.").

            WHEREAS, Stratec, the Distributor and Norland Corp. are parties to that certain Amended Distribution Agreement dated as of September 11, 1997 (the "Distribution Agreement"); and

            WHEREAS, Stratec, the Distributor and Norland Corp. desire to amend the Distribution Agreement in certain respects, as set forth herein.

            NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Stratec, the Distributor and Norland Corp. hereby agree as follows:

      1. The list of Stratec Devices and Norland Corp. Devices set forth in Exhibit C to the Distribution Agreement is hereby amended to read as follows:

            Stratec Devices

            XCT 960
            XCT 2000
            XCT 3000
            XCT 3000D
            pDEXA (which includes the Sabre, the research pDEXA)
            XCT 960A
            XCT 960M
            XCT Research SA
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            XCT Research M
            XCT 3000 Research

            Norland Corp. Devices

            pDEXA (which includes the Sabre, the research pDEXA)
            Discovery
            Apollo
            XR-36
            Eclipse
            Excell
            All future Devices and systems using DXA or peripheral DXA technology

      2. Section 2(a) of the Distribution Agreement is hereby amended in its entirety to read as follows:

            "(a) Subject to Section 2(g) hereof, Stratec hereby designates and appoints the Distributor as the exclusive worldwide distributor of all Stratec Devices (as defined below), and the Distributor hereby agrees to act as such distributor. The term "Stratec Devices" shall mean the Devices listed as Stratec Devices on Exhibit C attached hereto. Notwithstanding the foregoing (but subject to Sections 2(b) and 2(g) below), the Distributor shall not be the distributor in Germany (the "Excluded Territory") for Stratec Devices. The Distributor agrees to use its good faith reasonable best efforts to promote the sale of the Stratec Devices in the areas for which it is the distributor hereunder."

      3. Section 2 of the Distribution Agreement is hereby amended to add a new
Section 2(g) to read as follows:

            "(g) At any time following a Change of Control (as defined below), Stratec shall have the right, exercisable by written notice to the Distributor, to terminate the Distributor's right to be the distributor of Stratec Devices other than the pDEXA. The term "Change of Control" shall mean either (i) a transaction or series of transactions as a result of which a majority of the outstanding stock of the Distributor is owned by a single person or entity (other than Reynald Bonmati, Hans Schiessl or an entity controlled by Reynald Bonmati and/or Hans Schiessl) or (ii) a person other than Reynald Bonmati is appointed as chief executive officer of the Distributor."

      4. This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which taken together shall constitute one and the same instrument, and any party may execute this Amendment by signing any such counterpart.

      5. Except as specifically amended herein, the terms and provisions of the Distribution Agreement are in all respects ratified and confirmed.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.


                                        STRATEC MEDIZINTECHNIK GmbH

                                        By: /s/ Hans Schiessl
                                            ------------------------------------
                                            Name: Hans Schiessl
                                            Title: Geschaftsfuhrer


                                        NORLAND MEDICAL SYSTEMS, INC.

                                        By: /s/ Reynald G. Bonmati
                                            ------------------------------------
                                            Name: Reynald G. Bonmati
                                            Title: President


                                        NORLAND CORPORATION

                                        By: /s/ Reynald G. Bonmati
                                            ------------------------------------
                                            Name: Reynald G. Bonmati
                                            Title: President